UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2012, New Aventine, L.L.C., a Delaware limited liability company and an indirect subsidiary of SHC Aventine II, L.L.C. (in which Strategic Hotel Funding, L.L.C., the operating company of Strategic Hotel & Resorts, Inc., has a 53.5% controlling interest), entered into loan agreements, including a deed of trust and promissory notes (collectively, the “Loan Agreements”), with Metropolitan Life Insurance Company providing for a mortgage loan to be secured by the Hyatt Regency La Jolla hotel (the “Hotel”) (the “Refinancing”). Pursuant to the Loan Agreements, the mortgage previously encumbering the Hotel was replaced with a $72.0 million A-Note and an $18.0 million B-Note that will each mature on December 1, 2017. Pursuant to the Loan Agreements, the floating rate A-Note will bear interest at LIBOR plus 400 basis points, subject to a 50 basis point LIBOR floor (initially 4.5% per annum), and the B-Note will bear interest at a fixed rate of 10.0% per annum.

The foregoing descriptions of the Loan Agreements are qualified in their entirety by reference to the Loan Agreements, copies of which will be attached as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2012 which the Company intends to file in February 2013.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the closing of the Refinancing is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report on Form 8-K (this “Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

November 6, 2012	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 1, 2012